Exhibit 10.6
AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into this 22nd day of September, 2010 (the “Amendment Effective Date”), by and among FRANKLIN CREDIT ASSET CORPORATION, a Delaware Corporation (“Franklin Asset”), TRIBECA LENDING CORP., a New York corporation (“Tribeca”), Franklin Asset, LLC, a Delaware limited liability company (“FCAC Subco”) and the other BORROWERS listed on Schedule 1 hereto (together with Franklin Asset, Tribeca and FCAC Subco, each, a “Borrower” and collectively, the “Borrowers”), and THE HUNTINGTON NATIONAL BANK, a national banking association (“Huntington”) as administrative agent for the Lenders (as defined in the Credit Agreement defined below), in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”).
This Amendment amends and modifies a certain Amended and Restated Credit Agreement dated as of March 31, 2009 (as amended, supplemented, restated, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) by and among the Borrowers, the Lenders and the Administrative Agent. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
RECITALS:
A. As of March 31, 2009, the Borrowers, the Lenders and the Administrative Agent executed the Credit Agreement, amending and restating the terms of certain extensions of credit to the Borrowers and reaffirming all Loan Documents entered into or delivered prior to such date; and
B. Certain Affiliates of the Borrowers, Franklin Credit Management Corporation (“FCMC”) and Franklin Credit Holding Corporation (“Holding”), have granted security interests or Mortgages on certain Release Collateral (as defined below) owned by such Affiliates pursuant to the Loan Documents executed and delivered in connection with the Credit Agreement or a credit facility to such Affiliates extended by The Huntington National Bank. “Release Collateral” means (i) the Pledged Interests in FCMC, (ii) certain real property interests commonly known as (A) 6 Harrison Street, Unit 6, New York, New York, and (B) 350 Albany Street, New York, New York (together, the “FCMC Real Property”), and (iii) up to $650,000 in cash collateral held as security for a credit facility to such Affiliates extended by Huntington and HF (and subject to a second Lien and security interest in favor of the Administrative Agent). In addition, (i) FCMC executed and delivered to the Administrative Agent a certain Limited Recourse Guaranty, dated as of March 31, 2009 (the “FCMC Limited Recourse Guaranty”), and (ii) Holding executed and delivered to the Administrative Agent a certain Limited Recourse Guaranty, dated as of March 31, 2009 (the “Holding Limited Recourse Guaranty”); and

C. In connection with (i) a proposed purchase of substantial portions of the Mortgage Loans which are subordinate lien Mortgage Loans (the “Subordinate Loan Sale”) by an Affiliate of the Borrowers, and (ii) the sale, restructuring or spin off (the “Restructuring”) by Holding of its ownership interests in FCMC, FCMC and Holding have requested that the Administrative Agent (w) release its Liens and Mortgages in the Release Collateral; provided, however, that such Mortgages in the FCMC Real Property shall remain in full force and effect until the TJA Secured Note is indefeasibly paid in full, (x) discharge FCMC from any liability under the FCMC Limited Recourse Guaranty and amend the Holding Limited Recourse Guaranty, (y) consent to a change of control of FCMC and (z) waive any Events of Default resulting from the Restructuring, in exchange for (A) certain payments identified in restructuring agreements (the “Release Payments”) made to the Administrative Agent and (B) the execution and delivery of the TJA Secured Note and the Guarantor Collateral and the Deferred Payment Agreement (each such term in this clause (B) as defined in the Credit Agreement on the Amendment Effective Date); and
D. The Administrative Agent and the Required Lenders are willing to agree to the release of the Liens at the times of various payments in favor of the Administrative Agent with respect to the Release Collateral, discharge FCMC from liability under the FCMC Limited Recourse Guaranty, amend the Holding Limited Recourse Guaranty, consent to a change of control of FCMC and waive any Events of Default resulting from the Restructuring, upon the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:
1. The definitions of “Change of Control”, “Collateral,” and “Guarantor”, set forth in Section 1.01, “Certain Defined Terms,” of the Credit Agreement are hereby amended to recite as follows:
“Change of Control” shall mean, (a) with respect to Holding, the replacement of a majority of the board of directors from the directors who constituted the board of directors on the Effective Date for any reason other than death or disability, and such replacement shall not have been approved by such board of directors, as constituted on the Effective Date (or as changed over time with the approval of the then existing board of directors of Holding); or (b) a Person or Persons acting in concert, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, exercise of the stock pledge or otherwise, shall have become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of equity securities of Holding representing more than twenty percent (20%) of the combined voting power of the outstanding securities of Holding, ordinarily having the right to vote in the election of directors from the beneficial owners as of the Effective Date; or (c) with respect to any Loan Party (other than Holding and FCMC), the failure of Holding to own, directly or indirectly and free and clear of any adverse claims (other than Liens securing the Obligations), one hundred percent (100%) of the issued and outstanding Capital Stock of such Loan Party (other than FCMC).

“Collateral” shall have the meaning assigned to such term in the Security Agreement, Mortgage, the Pledge Agreement or any other Loan Document executed and delivered to the Administrative Agent by any Loan Party and shall include without limitation:
(i)	the REIT Shares;
(ii)	the Participant Trust Certificates;

(iii)	an undivided interest in the Mortgage Loans and REO Properties transferred to New Trust pursuant to the Transactions to the extent of the Participant Trust Certificates Percentage;
(iv)	[reserved];

(v)	all monies owing to any Loan Party (other than Holding) from any taxing authority;

(vi)	all amounts owing pursuant to any deposit account or securities account of any Loan Party (other than Holding);

(vii)	any commercial tort or other claim of FCMC or any Loan Party, including the WMC Claims;

(viii)	certain real property interests of FCMC in respect to the Proprietary Leases and any REO Property re-acquired by any Borrower pursuant to any Transfer Agreement;

(ix)	a second priority Lien on cash collateral held as security for revolving credit and letters of credit from Huntington, HF and certain other lenders to FCMC;

(x)
a first Mortgage in real property interests at 6 Harrison Street, Unit 6, New York, New York, subject to the Administrative Agent’s agreement to release the same upon indefeasible payment in full of the TJA Secured Note;

(xi)
any monies, funds or sums due or received by any Borrower in respect of any program sponsored by any Governmental Authority, any federal program, federal agency or quasi-governmental agency, including without limitation any fees received, directly or indirectly, under the U.S. Treasury Homeowners Affordability and Stability Plan;

(xii)	The TJA Secured Note; and

(xiii)	The Deferred Payment Agreement.
“Guarantor” shall mean Holding pursuant to a limited recourse guaranty and any other Person which has become obligated to the Administrative Agent or the Lenders in respect of the Obligations under any Loan Document pursuant to the terms of a Guarantee.
2. Clause (e) of the definition of “Mandatory Prepayment Event,” set forth in Section 1.01, “Certain Defined Terms,” of the Credit Agreement is hereby amended to recite as follows:
(e) the receipt by any Borrower or any Loan Party of the proceeds of any Collateral, or the receipt by any Borrower or any Loan Party (other than FCMC) of the proceeds of any settlement or monetary judgment in respect of any litigation or other similar proceeding.
3. The following defined terms are hereby added to Section 1.01, “Certain Defined Terms,” of the Credit Agreement in their correct alphabetical order and shall recite as follows:
“Deferred Payment Agreement” shall mean a certain Deferred Payment Agreement dated as of September 22, 2010, among FCMC, Thomas J. Axon and the Administrative Agent for the benefit of the Lenders.
“Guarantor Collateral” shall mean the following:
(i) an open end mortgage, assignment of rents and security agreement from James Thomas Realty LLC on certain commercial real property, commonly known as 6 Harrison Street, Unit 5, New York, New York, subject only to a lien in favor of the Communication Workers of America securing Indebtedness not to exceed the principal sum of $550,000; and
(ii) a first and exclusive lien and security interest on each of the following promissory notes secured by mortgages on certain real property:
(A) promissory note dated June 21, 1994, in the original principal amount of $525,708.41 from 18 Harrison Street Development Associates held by Harrison Street Realty Corp., secured by a first Mortgage on certain commercial real property known as 18 Harrison Street, New York, New York, with an outstanding principal balance of $1,014,098.92 as of the date hereof;

(B) promissory note dated March 25, 2009, in the original principal amount of $1,005,820.10 from 18 Harrison Street Development Associates held by Harrison Street Realty Corp., secured by a second Mortgage on certain commercial real property known as 18 Harrison Street, New York, New York with an outstanding principal balance of $1,005,820.10 as of the date hereof; and
(C) promissory noted dated March 25, 2009, in the original principal amount of $1,315,382 secured by a first Mortgage on commercial real property known as 185 Franklin Street, New York, New York, with an outstanding principal balance of $1,315,382 as of the date hereof.
“TJA Secured Note” means a secured promissory note dated as of September 22, 2010, in the principal amount of $1,000,000, executed and delivered to the Administrative Agent for the benefit of the Lenders by FCMC, which note shall be guaranteed by a payment guaranty from Thomas J. Axon, and shall be secured by the Guarantor Collateral.
4. The second sentence of Section 7.08, “Activities of Franklin Servicing,” of the Credit Agreement is hereby amended to recite as follows:
The Loan Parties (other than FCMC) shall cause (i) Franklin Servicing LLC at all times to maintain its limited liability company existence and preserve and keep, or cause to be preserved and kept, in full force and effect its rights and licenses material to its business; and (ii) Holding to pledge one hundred percent (100%) of the Capital Stock of Franklin Servicing LLC and all dividends or distributions in respect thereof to the Administrative Agent.
5. Clause (c) of Section 7.20, “Organizational Documents, Pledge or Transfer of Equity Interests,” of the Credit Agreement is hereby amended to recite as follows:
(c) No Borrower will permit or allow others to, create, incur or permit to exist any Lien, security interest or claim on or to any Equity Interests of Franklin Servicing LLC, Franklin Asset or Tribeca, other than a Lien securing the Obligations.

6. Clause (k) of the definition of Section 8.01, “Events of Default,” of the Credit Agreement is hereby amended to recite as follows:
(k) any Change of Control of any Loan Party (other than FCMC) shall have occurred; or
7. Section 10.22, “Release of Pledged Interests in FCMC,” is hereby deleted in its entirety.
8. Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date, upon satisfaction of all of the following conditions precedent:
(a) The Administrative Agent shall have received execution and delivery of, by all parties signatory thereto, originals, or completion as the case may be, to the satisfaction of the Lender and its counsel, containing such information requested by the Administrative Agent and its counsel and reflecting the absence of any material fact or issues and in all respect satisfactory to the Lender, each of the following Loan Documents:
(i) Five (5) duly executed originals of this Amendment;
(ii) Five (5) duly executed originals of the First Amendment to Amended and Restated Pledge Agreement;
(iii) Five (5) duly executed originals of the Deferred Payment Agreement; and
(iv) The TJA Secured Note and all loan documents evidencing the Guarantor Collateral; and
(b) The Administrative Agent (for the benefit of the Lenders) shall have received the Release Payments; and
(c) The representations contained in the immediately following paragraph shall be true and accurate in all material respects.
9. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and each Lender as follows: (a) the execution, delivery and performance by such Borrower of this Amendment and each other Loan Document have been duly authorized by all requisite corporate or organizational action on the part of such Borrower and will not violate any Requirement of Law applicable to each Borrower; and (b) this Amendment has been duly executed and delivered by each Borrower, and each of this Amendment, the Credit Agreement and each other Loan Document as amended hereby constitutes the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with the terms thereof.
10. Ratification and Reaffirmation. Each Borrower agrees that the Liens and security interests granted to the Administrative Agent with respect to the Obligations as security for all obligations and liabilities of such Borrower under the Credit Agreement, each Application and Agreement for Letter of Credit and the Revolving Loan Note are valid and binding and are hereby ratified and confirmed in all respects.

11. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “Amended and Restated Credit Agreement,” “Credit Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. (b) Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers that the Administrative Agent may have hereunder or thereunder. Nothing in this Amendment shall constitute a novation. The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Administrative Agent’s or any Lender’s rights under, or of any other term or provisions of, the Credit Agreement or any other Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of any Borrower that would require the consent of the Lender.
12. No Waiver. Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Credit Agreement or any other Loan Document.
13. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
14. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

15. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.
16. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.
17. Patriot Act Notice. The Administrative Agent hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L.10756 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow the Administrative Agent to identify each Borrower in accordance with the Act.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the Borrowers and the Administrative Agent have hereunto set their hands as of the date first set forth above.

BORROWERS: FRANKLIN CREDIT ASSET CORPORATION
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

TRIBECA LENDING CORP.
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

FRANKLIN ASSET, LLC
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

EACH BORROWER LISTED ON SCHEDULE 1 ATTACHED HERETO
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	as President of, and on behalf of, each Borrower listed on Schedule 1 attached to this Amendment.
Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT: THE HUNTINGTON NATIONAL BANK
By:	/s/ Mark T. Bahlmann
	Name:	Mark T. Bahlmann
	Title:	Authorized Representative
Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

REAFFIRMATION AND CONSENT OF GUARANTOR
The undersigned (“Guarantor”), being a limited guarantor of the indebtedness of FRANKLIN CREDIT ASSET CORPORATION, a Delaware Corporation (“Franklin Asset”), TRIBECA LENDING CORP., a New York corporation (“Tribeca”), Franklin Asset, LLC, a Delaware limited liability company (“FCAC Subco”) and the other BORROWERS listed on Schedule 1 to the above Amendment No. 2 to Amended and Restated Credit Agreement (together with Franklin Asset, Tribeca and FCAC Subco, each, a “Borrower” and collectively, the “Borrowers”) to THE FINANCIAL INSTITUTIONS PARTY HERETO (each, a “Lender” and collectively, the “Lenders”), and THE HUNTINGTON NATIONAL BANK, a national banking association, as administrative agent for the Lenders, (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) pursuant to one or more certain guaranty agreements, as amended as of the date hereof, in favor of the Administrative Agent, hereby (i) consents to be bound by the terms, conditions and execution of the above Amendment No. 2 to Amended and Restated Credit Agreement, (ii) reaffirms each warranty, representation, covenant, and agreement made by Guarantor in one or more guaranty agreements executed and delivered to the Administrative Agent, as amended as of the date hereof, and (iii) agrees that Guarantor’s rights and obligations shall be continuing as provided in each such guaranty agreement(s) and that such guaranty agreement(s) shall remain and continue in full force and effect in all respects, in each case with respect to the Obligations under the Credit Agreement, as amended by Amendment No. 2 to Amended and Restated Credit Agreement.

GUARANTOR: FRANKLIN CREDIT HOLDING CORPORATION
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President
Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

SCHEDULE 1

FCMC 2000 C CORP.
FCMC 2000 D CORP.
FCMC 2001 A CORP.
FCMC 2001 B CORP (fka Fort 100 Corporation)
FCMC 2001 C CORP.
FCMC 2001 D CORP.
FCMC 2001 E CORP.
FCMC 2001 F CORP.
FCMC 2002 A CORP.
FCMC 2002 B CORP.
FCMC 2002 C CORP.
FCMC 2002 D CORP.
FCMC 2002 E CORP.
FCMC 2002 F CORP.
FCMC 2002 G CORP.
FCMC 2002 H CORP.
FCMC 2003 A CORP.
FCMC 2003 B CORP.
FCMC 2003 C CORP.
FCMC 2003 D CORP.
FCMC 2003 E CORP.
FCMC 2003 F CORP.
FCMC 2003 G CORP.
FCMC 2003 H CORP.
FCMC 2003 I CORP.
FCMC 2004 A CORP (fka FCMC 2003 J Corp.)
FCMC 2004 B CORP. (fka FCMC 2003 K Corp.)
FCMC 2004 C CORP.
FCMC 2004 D CORP.
FCMC 2004 E CORP.
FCMC 2004 F CORP.
FCMC 2004 G CORP.
FCMC 2004 H CORP.
FCMC 2004 I CORP.
FCMC 2004 J CORP.
FCMC 2004 K CORP.
FCMC 2004 L CORP.
FCMC 2004 M CORP.
FCMC 2005 A CORP.
FCMC 2005 B CORP.
FCMC 2005 C CORP.
FCMC 2005 D CORP.

FCMC 2005 E CORP.
FCMC 2005 F CORP.
FCMC 2005 G CORP.
FCMC 2005 H CORP.
FCMC 2005 I CORP.
FCMC B-ONE 2004 A CORP.
FCMC B-ONE 2004 B CORP.
FCMC B-ONE 2004 C CORP.
FCMC B-ONE 2004 D CORP.
FCMC B-ONE 2004 E CORP.
FCMC B-ONE 2004 F CORP.
FLOW 2000A CORP.
FLOW 2000B CORP.
FLOW 2000D CORP.
FLOW 2000E CORP.
FLOW 2000F CORP.
FLOW 2001 A CORP.
FLOW 2001 B CORPORATION
FLOW 2001 C CORPORATION
FLOW 2001 D CORP (fka Fort 100 B Corporation)
FLOW 2001 E CORPORATION
FLOW 2001 F CORPORATION
FLOW 2001 G CORPORATION
FLOW 2001 H CORP.
FLOW 2001 I CORP.
FLOW 2001 J CORP.
FLOW 2001 K CORP
FLOW 2001 L CORP.
FLOW 2002 A CORP.
FLOW 2002 B CORP.
FLOW 2002 C CORP.
FLOW 2002 D CORP.
FLOW 2002 E CORP.
FLOW 2002 F CORP.
FLOW 2002 G CORP.
FLOW 2002 H CORP.
FLOW 2002 I CORP.
FLOW 2002 J CORP.
FLOW 2002 K CORP.
FLOW 2002 L CORP.
FLOW 2003 A CORP.
FLOW 2003 B CORP.
FLOW 2003 C CORP.
FLOW 2003 D CORP.

FLOW 2003 E CORP.
FLOW 2003 F CORP.
FLOW 2003 G CORP.
FLOW 2003 H CORP.
FLOW 2003 I CORP.
FLOW 2003 J CORP.
FLOW 2003 K CORP.
FLOW 2003 L CORP.
FLOW 2004 A CORP. (fka Flow 2003 M Corp.)
FLOW 2004 B CORP.
FLOW 2004 C CORP.
FLOW 2004 D CORP.
FLOW 2004 E CORP.
FLOW 2004 F CORP.
FLOW 2004 G CORP.
FLOW 2004 H CORP.
FLOW 2004 I CORP.
FLOW 2005 A CORP.
FLOW 2005 B CORP.
FLOW 2005 C CORP.
FLOW 2005 D CORP.
FLOW 2005 E CORP.
FLOW 2005 F CORP
FLOW 2005 G CORP
FLOW 2005 H CORP
FLOW 2005 I CORP
FLOW 2005 J CORP
FLOW 99-92 CORP.
CAPE 77 CORP.
COAST 56 CORPORATION
EMERGE 64 CORPORATION
FIRSTGOLD 69 CORP.
BEACH FUNDING CORP.
COAST 96 CORP.
EMOD 65 CORP.
GREENWICH FIRST CORPORATION
GREENWICH FUNDING CORPORATION
GREENWICH MANAGEMENT CORPORATION
HARRISON FINANCIAL CORPORATION
PANCAL 82 CORP.
PENN 100B CORP.
PENN 100 CORP.
POINT 91 CORP.
STATES 87 CORP.

FCMC 2005 J CORP.
FCMC 2005 K CORP.
FCMC 2005 L CORP.
FCMC 2005 M CORP.
FCMC 2005 N CORP.
FCMC 2005 O CORP.
FCMC 2005 P CORP.
FCMC 2005 Q CORP.
FCMC 2005 R CORP.
FCMC 2005 S CORP.
FCMC 2006 A CORP.
FCMC 2006 B CORP.
FCMC 2006 C CORP.
FCMC 2006 D CORP.
FCMC 2006 E CORP.
FCMC 2006 F CORP.
FCMC 2006 G CORP.
FCMC 2006 H CORP.
FCMC 2006 I CORP.
FCMC 2006 J CORP.

FCMC 2006 L CORP.

FCMC 2006 N CORP.
FCMC 2006 O CORP.
FCMC 2006 P CORP.
FCMC 2006 Q CORP.
FCMC 2006 R CORP.
FCMC 2006 S CORP.
FCMC 2006 T CORP.
FCMC 2006 U CORP.
FCMC 2006 V CORP.
FCMC 2006 W CORP.
FCMC 2006 X CORP.
FCMC 2006 Y CORP.
FCMC 2006 Z CORP.
FCMC 2007 A CORP.
FCMC 2007 B CORP.
FCMC 2007 C CORP.
FCMC 2007 D CORP.
FCMC 2007 E CORP.
FCMC 2007 F CORP.
FCMC 2007 G CORP.
FCMC 2007 H CORP.

FCMC 2007 I CORP.
FCMC 2007 J CORP.
FCMC 2007 K CORP.
FCMC 2007 L CORP.
FCMC 2007 M CORP.
FCMC 2007 N CORP
FCMC 2007 O CORP.
FCMC 2007 P CORP.
FCMC 2007 Q CORP.
FCMC 2007 R CORP.
FCMC 2007 S CORP.
FCMC 2007 T CORP.
FCMC 2007 U CORP
FCMC 2007 V CORP.
FCMC 2007 W CORP.
FCMC 2007 X CORP.
FCMC 2007 Y CORP.
FCMC 2007 Z CORP
FCMC 2007 AA CORP.
FCMC 2007 AB CORP.
FCMC 2007 AC CORP.
FLOW 2006 A CORP.
FLOW 2006 B CORP.
FLOW 2006 C CORP.
FLOW 2006 D CORP.
FLOW 2006 E CORP.

FLOW 2006 G CORP.
FLOW 2006 H CORP.
FLOW 2007 A CORP.
FLOW 2007 B CORP
FLOW 2007 C CORP.
FLOW 2007 D CORP.
RONTEX CORPORATION
SIX HARRISON CORPORATION
HARRISON FIRST CORPORATION
HARRISON FINANCIAL ASSOCIATES, INC.
HARRISON FUNDING CORPORATION
RONTEXT 1617 CORPORATION
RONTEX 1617 CORPORATION
JUNIPER CORP.
NEWPORT 50 CORPORATION
SIX HARRISON CORPORATION
HUDSON MANAGEMENT CORPORATION

TRIBECA FUNDING CORPORATION

TRIBECA L 2005 CORP.
TRIBECA LII 2005 CORP.
TRIBECA LIII 2005 CORP.
TRIBECA LIV 2005 CORP.
TRIBECA LIX 2006 CORP.
TRIBECA LV 2005 CORP.
TRIBECA LVI 2005 CORP.
TRIBECA LVII 2006 CORP.
TRIBECA LVIII 2006 CORP.
TRIBECA LX 2006 CORP.
TRIBECA LXI 2006 CORP.
TRIBECA LXII 2006 CORP.
TRIBECA LXIII 2006 CORP.
TRIBECA LXIV 2006 CORP.
TRIBECA LXIX 2006 CORP.
TRIBECA LXV 2006 CORP.
TRIBECA LXVI 2006 CORP.
TRIBECA LXVII 2006 CORP.
TRIBECA LXVIII 2006 CORP.
TRIBECA LXX 2006 CORP.
TRIBECA LXXI 2006 CORP.
TRIBECA LXXII 2006 CORP.
TRIBECA LXXIII 2006 CORP.
TRIBECA LXXIV 2006 CORP.
TRIBECA LXXIX 2007 CORP.
TRIBECA LXXV 2006 CORP.
TRIBECA LXXVI 2006 CORP.
TRIBECA LXXVII 2006 CORP.
TRIBECA LXXVIII 2006 CORP.
TRIBECA LXXX 2007 CORP.
TRIBECA LXXXI 2007 CORP.
TRIBECA LXXXII 2007 CORP.
TRIBECA LXXXIII 2007 CORP.
TRIBECA LXXXIV 2007 CORP.
TRIBECA LXXXIX 2007 CORP.
TRIBECA LXXXV 2007 CORP.
TRIBECA LXXXVI 2007 CORP.
TRIBECA LXXXVII 2007 CORP.
TRIBECA LXXXVIII 2007 CORP.
TRIBECA XC 2007 CORP.
TRIBECA XCI 2007 CORP.
TRIBECA XCII 2007 CORP.

TRIBECA XCIII 2007 CORP.
TRIBECA XCIV 2007 CORP.
TRIBECA XCV 2007 CORP.
TRIBECA XIX 2004 CORP.
TRIBECA XV 2004 CORP.
TRIBECA XVII 2004 CORP.
TRIBECA XVIII 2004 CORP.
TRIBECA XX 2004 CORP.
TRIBECA XXI 2004 CORP.
TRIBECA XXII 2004 CORP.
TRIBECA XXIII 2004 CORP.
TRIBECA XXIV 2004 CORP.
TRIBECA XXIX 2005 CORP.
TRIBECA XXV 2004 CORP.
TRIBECA XXVI 2004 CORP.
TRIBECA XXVII 2004 CORP.
TRIBECA XXVIII 2004 CORP.
TRIBECA XXX 2005 CORP.
TRIBECA XXXI 2005 CORP.
TRIBECA XXXII 2005 CORP.
TRIBECA XXXIII 2005 CORP.
TRIBECA XXXIV 2005 CORP.
TRIBECA XXXIX 2005 CORP.
TRIBECA XXXV 2005 CORP.
TRIBECA XXXVI 2005 CORP.
TRIBECA XXXVII 2005 CORP.
TRIBECA XXXVIII 2005 CORP.
TRIBECA XXXX 2005 CORP.
TRIBECA XXXXI 2005 CORP.
TRIBECA XXXXII 2005 CORP.
TRIBECA XXXXIII 2005 CORP.
TRIBECA XXXXIV 2005 CORP.
TRIBECA XXXXIX 2005 CORP.
TRIBECA XXXXV 2005 CORP.
TRIBECA XXXXVI 2005 CORP.
TRIBECA XXXXVII 2005 CORP.
TRIBECA XXXXVIII 2005 CORP.
TRIBECA LI 2005 CORP.

TRIBECA XVI 2004 CORP.
FLOW 2007 E CORP
EMGOLD 57 CORP.
FCMC CORPORATE REFINANCE